UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2024

ITERIS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-08762	95-2588496
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 S. Capital of Texas Hwy., Building 1, Suite 330
Austin, Texas	78746
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 716-0808

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	ITI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

BACKGROUND

As previously disclosed, Iteris, Inc. (the “Company” or “Iteris”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Almaviva S.p.A. (“Parent”) and Pantheon Merger Sub Inc., an indirect wholly owned subsidiary of Parent (“Merger Sub”), on August 8, 2024. The Merger Agreement provides, among other things, and subject to the terms and conditions set forth therein, that Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation and an indirect wholly owned subsidiary of Parent (the “Merger”).

In connection with the Merger, the Company filed a Definitive Proxy Statement on Schedule 14A, dated September 20, 2024 (the “Definitive Proxy Statement”), with the Securities and Exchange Commission (the “SEC”) and mailed to all stockholders of record of the Company beginning on September 20, 2024, with respect to the special meeting of the Company’s stockholders (the “Special Meeting”) via live webcast on October 22, 2024, beginning at 10:00 a.m., Central time. At the Special Meeting the stockholders of the Company will be asked to, among other things, consider and vote on the consummation of the Merger.

As of the date hereof, the Company has received several demand letters from purported Iteris stockholders alleging, among other things, that the Definitive Proxy Statement, or in some cases, the Preliminary Proxy Statement on Schedule 14A of the Company filed with the SEC on September 6, 2024 (the “Preliminary Proxy Statement”), misrepresents and/or omits certain purportedly material information with respect to the Merger in violation of federal securities laws, rendering the disclosures set forth therein false and misleading (“Demand Letters”) . On September 25, 2024, a purported stockholder of Iteris filed a complaint in the Supreme Court of the State of New York, County of New York, captioned Finger vs. Iteris, Inc., et al., (the “Finger Complaint”), alleging negligent misrepresentation and concealment claims based on purported disclosure deficiencies in the Definitive Proxy Statement. On September 25, 2024, a purported stockholder of Iteris filed a complaint in the Supreme Court of the State of New York, County of New York, captioned Jenkins vs. Iteris, Inc., et al., (the “Jenkins Complaint” and together with the Finger Complaint, the “Complaints”), alleging substantially the same claims as the Finger Complaint

The Company believes that the disclosures set forth in the Definitive Proxy Statement comply fully with applicable law and denies the allegations in the pending Complaints and Demand Letters and believes no further disclosure is required to supplement the Definitive Proxy Statement under applicable laws. However, solely to moot the claims in the Demand Letters and Complaints and minimize the risk, costs, burden, nuisance and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, the Company has determined to voluntarily supplement the disclosures contained in the Definitive Proxy Statement with the disclosures set forth herein (the “Supplemental Disclosures”). Nothing herein is or should be deemed an admission of the legal necessity or materiality under any applicable laws for any of the disclosures set forth herein or in the Definitive Proxy Statement. The Supplemental Disclosures are set forth below and should be read in conjunction with the Definitive Proxy Statement. The Company vigorously denies all allegations in the Demand Letters and the Complaints, including that any additional disclosure was or is required, and believes that the supplemental disclosures contained herein are immaterial.

SUPPLEMENTAL DISCLOSURES

The following information supplements the Definitive Proxy Statement and should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. All page references are to pages in the Definitive Proxy Statement, and terms used below have the meanings set forth in the Definitive Proxy Statement. To the extent that information in the Supplemental Disclosures differs from, or updates information contained in, the Definitive Proxy Statement, the information in this supplemental disclosure shall supersede or supplement the information in the Definitive Proxy Statement. New text within restated language from the Definitive Proxy Statement is highlighted with bold, underlined text and removed language within restated language from the Definitive Proxy Statement is indicated by ~~strikethrough text~~.

The section of the Definitive Proxy Statement entitled “The Merger – Background of the Merger” is amended and supplemented as follows:

The following bolded and underlined language is added to the fifth paragraph on page 41 of the Definitive Proxy Statement:

Between September 10, 2024 and September 14, 2024, Iteris’ senior management met in-person with Almaviva to discuss, and agreed in principal to, a retention program for certain key employees. The Company’s Chief Executive Officer is not eligible to receive a bonus under the retention program. The Company’s three other executive officers are eligible though not guaranteed to receive bonuses under the retention program and the aggregate amount of such bonuses the executive officers may receive under the retention program is $1,000,000. For additional information about such retention program, please see “The Merger—Interests of the Directors and Executive Officers of Iteris in the “Merger—Retention Program” on page 58 of this proxy statement. No material discussions or negotiations regarding post-closing employment arrangements, incentives or benefits took place between Iteris, Iteris’ executive officers and Almaviva, or any of its affiliates, prior to signing and delivering the Merger Agreement on August 8, 2024.

The section of the Definitive Proxy Statement entitled “Opinion of Morgan Stanley” is amended and supplemented as follows:

The following bolded and underlined language is added to the second paragraph and first chart under the caption “The Merger—Opinion of Morgan Stanley—Precedent Transactions Analysis” beginning on page 48 of the Definitive Proxy Statement:

The following is a list of the selected transactions reviewed, together with the aggregate value of each transaction and the applicable multiples:
Close Date	Selected Infrastructure Technology Sector Transactions (Target / Acquiror)	AV ($ millions)	AV / LTM Adj. EBITDA
10/3/2023	Q-Free ASA / Guardian Capital Group Limited and Rieber & Søn AS	142	17.5x
6/30/2022	Yunex Traffic (division of Siemens AG) / Mundys S.p.A. (f/k/a Atlantia S.p.A.)	993	17.6x
3/17/2022	TransCore Partners, LLC / Singapore Technologies Engineering Ltd	2,680	18.7x
5/25/2021	Cubic Corporation / Elliott Investment Management L.P. and Veritas Capital Fund Management L.L.C.	3,447	15.8x
5/14/2021	FLIR Systems Inc. / Teledyne Technologies Incorporated	7,987	19.1x
12/7/2020	TrafficCast International, Inc. / Iteris, Inc.	16	13.3x
4/1/2019	TomTom N.V. / Bridgestone Corporation	1,021	12.7x
10/17/2018	Verra Mobility Corporation / Gores Holding II, Inc.	2,404	13.1x
12/15/2017	CH2M Hill Companies Ltd. / Jacobs Engineering Group Inc.	3,266	10.1x
7/3/2017	WS Atkins plc / SNC-Lavalin Group Inc.	4,200	18.1x
9/22/2014	Open Roads Consulting Inc. / Q-Free ASA	13	13.9x

The following bolded and underlined language is added to second paragraph under the caption “The Merger—Opinion of Morgan Stanley—Discounted Equity Value Analysis” beginning on page 49 of the Definitive Proxy Statement:

To calculate the discounted per share equity value for Iteris, Morgan Stanley utilized estimated Adj. EBITDA for the next 12 months (“NTM”) following March 31, 2026 of $49 million based on the Management Plan in addition to a range of $39 million to $50 million based on the Vision 2027 guidance. Based upon the application of its professional judgment and experience, Morgan Stanley applied a range of multiples of AV to NTM Adj. EBITDA as of March 31, 2026 of 7.0x to 11.0x, and discounted the resulting equity values to June 30, 2024 at a discount rate of 15.0%, which rate was selected by Morgan Stanley based on Iteris’s estimated cost of equity, estimated using the capital asset pricing model method. Based on this analysis and the fully diluted share count of Iteris common stock and estimates for future share issuance from stock-based compensation provided by Iteris’ management, Morgan Stanley derived a range of estimated implied values per share of Iteris common stock of $6.60 to $9.60 based on the Management Plan and $5.60 to $9.90 based on the Vision 2027 guidance, rounded to the nearest $0.10, as compared to the consideration offered and payable pursuant to the Merger Agreement of $7.20 per share.

The following bolded and underlined language is added to the first paragraph under the caption “The Merger—Opinion of Morgan Stanley—Other Information—Broker Price Targets” beginning on page 50 of the Definitive Proxy Statement:

For reference only, Morgan Stanley reviewed and analyzed future public market trading price targets for Iteris common stock that were prepared and published by three equity research analysts on or before August 7, 2024, the day prior to Morgan Stanley’s presentation to the Board. These targets reflected each analyst’s estimate of the future public market trading price of Iteris common stock. The range of undiscounted analyst price targets was $7.00 to $12.00 per share of Iteris common stock, with a median of $8.00 per share of Iteris common stock. Morgan Stanley discounted the range of analyst price targets by 12 months, at a discount rate of 15.0% based on Morgan Stanley’s estimate of Iteris’ then-current cost of equity, estimated using the capital asset pricing model method. Based on this analysis and the fully diluted share count of Iteris common stock provided by Iteris management, Morgan Stanley derived a range of estimated implied values per share of Iteris common stock of $6.10 to $10.40, rounded to the nearest $0.10.

The section of the Definitive Proxy Statement entitled “The Merger – Certain Financial Projections” is amended and supplemented as follows:

The following bolded and underlined language is added to and the strikethrough language is deleted from the second paragraph of page 52 of the Definitive Proxy Statement:

Iteris has historically prepared and publicly issued limited guidance as to projected financial results for its then-current fiscal quarter or fiscal year in its press releases announcing its financial results for the immediately preceding fiscal quarter or fiscal year, as applicable. Iteris also provides, from time to time, a higher-level view on projected financial results over a longer time horizon, such as Vision 2027, which was incorporated into an investor presentation presented by Iteris management in December 2021 and reiterated in June 2024. As described in December 2021, Vision 2027 included certain financial targets for fiscal year 2027, including Iteris’ revenue target of approximately $260,000,000 to $290,000,000, gross margin target of 49% to 51% and Adj. EBITDA margin target of 16% to 19%. Such financial targets assumed that Iteris will earn $35,000,000 to $45,000,000 in inorganic revenue. Other than such public guidance, Iteris does not, as a matter of course, make public disclosure of detailed forecasts or projections of its expected financial performance for extended periods due to, among other things, the inherent difficulty of accurately predicting future periods and the likelihood that underlying assumptions and estimates may prove incorrect. However, in connection with the transaction, Iteris’ senior management prepared Iteris’ five-year projections ~~Projections~~ which were presented to and approved by the Board at its meeting held on April 21, 2024. In connection therewith, the Board instructed Iteris management and Morgan Stanley to provide interested parties with such information. ~~The Projections~~ Such projections contain certain non-public, unaudited, stand-alone financial projections for Iteris. In addition, in performing the financial analyses in arriving at its opinion (as more fully described in the section of this proxy statement captioned “—Opinion of Morgan Stanley” on page 45 of this proxy statement), Morgan Stanley, at the direction of the Board, used and relied upon, among other matters, certain financial projections provided by Iteris management on July 27, 2024, which were approved by the Board and are referred to in this section of the proxy statement as the “Projections”. ~~The Projections were authorized for use by Iteris’ financial advisor, Morgan Stanley, for purposes of its financial analyses and opinion summarized under “—Opinion of Morgan Stanley” on page 45 of this proxy statement and were also furnished to Parent and certain other interested parties in connection with their respective due diligence review of Iteris as summarized under “—Background of the Merger” on page 31 of this proxy statement~~.

The following bolded and underlined language is added to the charts at the bottom of page 52 and the top of page 53 of the Definitive Proxy Statement:

	Fiscal Year Ending March 31
	2025E	2026E	2027E	2028E	2029E
	($ in thousands)
Total Revenue	$190,509	$219,163	$255,636	$292,677	$333,652
Cost of Revenue	$114,419	$125,848	$136,059	$150,626	$165,098
Gross Profit	$76,090	$93,315	$119,577	$142,051	$168,554
Stock Based Compensation	$3,192	$3,505	$3,680	$3,864	$4,057
Depreciation & Amortization	$4,016	$3,573	$1,754	$2,742	$2,762
Taxes	$723	$1,801	$8,313	$10,921	$14,515
Other Income	$236	—	—	—	—
Other Adjustments(1)	$1,809	—	—	—	—
Interest Income	$261	$12	$12	$12	$12
Adj. EBITDA(2)	$17,228	$28,485	$48,845	$60,747	$75,837
Net Income	$7,749	$19,618	$35,110	$43,232	$54,515

	Fiscal Year Ending March 31
	2025E	2026E	2027E	2028E	2029E
	($ in thousands)
Capital Expenditures(3)	$2,282	$2,316	$2,620	$2,576	$3,217
Change in NWC	$544	$649	$(1,894)	$(961)	$543
EBIT(4)	$10,020	$21,407	$43,411	$54,141	$69,018
Unlevered Free Cash Flow(5)	$11,443	$21,513	$31,968	$42,427	$54,594

(1)	“Other Adjustments” includes legal expenses believed to be infrequent, unusual and not reflective of ongoing operating results in the period incurred and executive severance cost.

(2)	“Adj. EBITDA” is a non-GAAP financial measure defined as net income before interest, tax, depreciation and amortization, stock based compensation, plus Other Adjustments and Other Income.

(3)	Includes purchases of property and equipment and capitalized software development costs.

(4)	“EBIT” refers to earnings before interest and taxes, plus Other Adjustments and Other Income.

(5)
“Unlevered Free Cash Flow” is calculated as EBIT (including the cost of stock-based compensation adjusted for other income and adjustments), less tax expense, plus depreciation and amortization, less change in net working capital, less capital expenditures, in the same manner as presented in the section entitled “—Opinion of Morgan Stanley – Discounted Cash Flow Analysis” beginning on page 49 of this proxy statement.

The section of the Definitive Proxy Statement entitled “The Merger – Interests of Directors and Executive Officers of Iteris in the Merger” is amended and supplemented as follows:

The following bolded and underlined language is added to the third paragraph on page 55 of the Definitive Proxy Statement:

When considering the recommendation of the Board that you vote “FOR” the Merger Proposal, you should be aware that certain of our directors and executive officers may have interests in the Merger that may be different from, or in addition to, your interests as a stockholder generally. As of the date of signing and delivering the Merger Agreement, there were no material discussions or negotiations with respect to post-closing employment for any Iteris executive officers, and none of Iteris’ executive officers have entered into any agreement with Almaviva or any of its affiliates regarding employment with Almaviva or any of its affiliates. The Board was aware of these interests in, among other matters, approving the Merger Agreement and the Merger and in recommending that the Merger Agreement be adopted by the stockholders of Iteris. See “—Background of the Merger” and “—Recommendation of Our Board of Directors and Reasons for the Merger” on pages 31 and 41 of this proxy statement, respectively. You should take these interests into account in deciding whether to vote “FOR” the approval of the Merger Agreement.

* * *

Additional Information About the Merger and Where to Find It

This communication does not constitute a solicitation of any vote or approval in respect of the proposed merger involving Iteris, Merger and Parent. In connection with the proposed transaction, Iteris filed with the SEC a Definitive Proxy Statement. Beginning on September 20, 2024, Iteris mailed the Definitive Proxy Statement to the stockholders of record of Iteris. INVESTORS AND STOCKHOLDERS OF ITERIS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ITERIS AND THE PROPOSED TRANSACTION. Investors may obtain a free copy of these materials at the SEC’s website at www.sec.gov or from Iteris at its website at https://iterisinc.gcs-web.com/financial-information/sec-filings.

Participants in the Solicitation

Iteris and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Iteris’ stockholders in connection with the proposed transaction is set forth in Iteris’ Definitive Proxy Statement for its special meeting of stockholders, which was filed with the SEC on September 20, 2024, at which the proposed transaction will be submitted for approval by Iteris’ stockholders. You may also find additional information about Iteris’ directors and executive officers in Iteris’ Annual Report on Form 10-K for the fiscal year ended March 31, 2024, which was filed with the SEC on June 13, 2024 and amended on July 29, 2024, and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q.

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when Iteris, Inc. (“Iteris”) or its management is discussing its beliefs, estimates or expectations. Such statements generally include words such as “believes,” “expects,” “intends,” “anticipates,” “estimates,” “continues,” “may,” “plan,” “will,” “goal,” or similar expressions. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of our management about future events and are therefore subject to risks and uncertainties, many of which are outside Iteris’ control, which could cause actual results to differ materially from what is contained in such forward-looking statements as a result of various factors, including, without limitation: (1) the inability to consummate the proposed transaction within the anticipated time period, or at all, due to any reason, including the failure to obtain stockholder approval to adopt the Merger Agreement or the failure to satisfy the other conditions to the consummation of the proposed transaction; (2) the risk that the Merger Agreement may be terminated in circumstances requiring Iteris to pay a termination fee; (3) the risk that the proposed transaction disrupts Iteris’ current plans and operations or diverts management’s attention from its ongoing business; (4) the effect of the announcement of the proposed transaction on the ability of Iteris to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; (5) the effect of the announcement of the proposed transaction on Iteris’ operating results and business generally; (6) the significant costs, fees and expenses related to the proposed transaction; (7) the risk that Iteris’ stock price may decline significantly if the proposed transaction is not consummated; (8) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the proposed transaction and instituted against Iteris and/or its directors, executive officers or other related persons;  (9) other factors that could affect Iteris’ business such as, without limitation, inflationary cost pressure in labor, supply chain, energy, and other expenses,  disruptions resulting from deployment of systems, changing market conditions, competition and demand for services, the market acceptance of our products and services, competition, the impact of any current or future litigation, the impact of recent accounting pronouncements, the impacts of ongoing and new supply chain constraints, the status of our facilities and product development, reliance on key personnel, general economic conditions, including rising interest rates, the impact of any current or future volatility or instability in national or international political conditions, any shutdown of the United States federal government, future impacts of COVID-19 or other future pandemics, changes in governmental regulation, personnel or budgetary constraints or policies and political agendas, the availability of project funding or other project budget issues, and operational risks, including cybersecurity incidents, and (10) other risks related to the consummation of the proposed Merger, including the risk that the proposed Merger will not be consummated within the expected time or at all.

If the proposed transaction is consummated, Iteris’ stockholders will cease to have any equity interest in Iteris and will have no right to participate in its earnings and future growth. Other factors are identified and described in more detail in Iteris’ Annual Report on Form 10-K for the year ended March 31, 2024 as well as Iteris’ subsequent filings and is available online at www.sec.gov. Readers are cautioned not to place undue reliance on Iteris’ projections and other forward-looking statements, which speak only as of the date thereof.  Except as required by applicable law, Iteris undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITERIS, INC.

Date:	October 11, 2024	By:	/s/ KERRY A. SHIBA
Kerry A. Shiba
Senior Vice President and Chief Financial Officer, Treasurer, and Secretary